UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                  811- 05652

Dreyfus Municipal Income, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	09/30
Date of reporting period:	09/30/09

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Municipal Income, Inc.

ANNUAL REPORT September 30, 2009

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Selected Information

7	Statement of Investments

20	Statement of Assets and Liabilities

21	Statement of Operations

22	Statement of Changes in Net Assets

23	Financial Highlights

25	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Additional Information

37	Important Tax Information

38	Proxy Results

39	Information About the Review and Approval of the Fund s Management Agreement

43	Board Members Information

45	Officers of the Fund

49	Officers and Directors

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Income, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Income, Inc. covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner.Along with favorable supply-and-demand factors and stimulus from the U.S government s American Recovery and Reinvestment Act of 2009, municipal bonds have enjoyed an impressive rally since the credit crisis began last year. But as momentum may keep these securities rallying over the near term, only time will tell whether the fiscal situations of many state and local municipalities can maintain adequate credit fundamentals during what many believe will be a long recovery phase.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by James Welch, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus Municipal Income achieved a total return of 18.63% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.49 per share, which reflects a distribution rate of 5.71%.2

After suffering severe market volatility due to a financial crisis and economic downturn in late 2008, municipal bonds rebounded in 2009 as investors returned to the market.The fund s performance was driven primarily by its higher-yielding, corporate-backed holdings, which generally led the market s advance.

The Fund s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of the value of its net assets in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond s structure, including paying close attention to a bond s yield, maturity and early redemption features. Over time, many of the fund s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund s investment policies, albeit with yields that reflect the then-current interest-rate environ-ment.When we believe that an opportunity presents itself, we seek to upgrade the portfolio s investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal Bonds Recovered Previous Lost Ground

The reporting period began just weeks after the failures of several major financial institutions sparked a global financial crisis and exacerbated an economic downturn. These developments produced severe dislocations in most financial markets, including municipal bonds. As the crisis intensified in the fall of 2008, investors fled longer-term assets in favor of traditional safe havens such as money market funds and U.S. Treasury securities. As a result, many municipal bonds appeared to lose value indiscriminately, regardless of their fundamental strengths and weaknesses.

Although market turmoil persisted over the opening months of 2009, investor sentiment soon began to improve as investors gained confidence that aggressive measures by the Federal Reserve Board (the Fed ) and U.S. government would be effective in repairing the credit markets.The Fed had injected massive amounts of liquidity into the banking system and reduced short-term interest rates to the unprecedented low level of a range between 0% and 0.25%, while Congress enacted the $787 billion American Recovery and Reinvestment Act of 2009. Despite struggling housing markets and a climbing unemployment rate, investors began to look forward to better economic conditions.

As assets flowed into the municipal bond market, demand proved particularly robust for many of the lower-quality, higher yielding securities that had been severely punished during the downturn. However, investors appeared to focus more carefully on underlying fundamentals, favoring corporate-backed bonds whose issuers seemed to be weathering the recession relatively well. Meanwhile, the supply of newly issued municipal bonds fell after the U.S. government enacted the Buy America Bonds program as part of the economic stimulus package, which diverted a substantial portion of new issuance to the taxable bond market.

Lower-Quality Rally Bolstered Fund Results

To cushion losses and maintain interest income during the downturn, we struck a balance between higher yielding, income-oriented bonds and high-quality municipal bonds from state and local governments and authorities. The 2009 rally helped lift prices of bonds in both categories, but gains were especially robust among lower-quality, corporate-backed holdings from issuers in the airlines, health care and utilities industries. Bonds backed by the states settlement of litigation with U.S. tobacco companies also rallied strongly. As these relatively volatile securities reached valuations that we considered rich, we sold some of them in favor of higher-quality municipal bonds with stronger liquidity characteristics.

Finally, the fund s leveraging strategy benefited from historically low short-term interest rates.Although auction-rate securities have continued to face limited liquidity, relatively wide differences between floating short-term rates and the fixed rates of longer term municipal bonds have benefited the fund s performance on a net asset value basis.

Maintaining a Cautious Investment Posture

We have been encouraged by recent evidence of economic stabilization and a return to fundamentals among investors. However, many states have continued to struggle with budget pressures and, we currently are looking to maintain a generally conservative investment posture. Over the longer term, however, we believe that the likelihood of rising tax rates, persistently low yields on money market funds and potential changes in credit-rating methodologies may make municipal bonds a particularly attractive asset class.

October 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

The Fund 5

SELECTED INFORMATION September 30, 2009 (Unaudited)

STATEMENT OF INVESTMENTS
September 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments 147.2%	Rate (%)	Date	Amount ($)	Value ($)

Alabama 2.5%
The Board of Trustees of the
University of Alabama, HR
(University of Alabama at
Birmingham) (Insured; National
Public Finance Guarantee
Corp.) (Prerefunded)	5.88	9/1/10	4,620,000 [a]	4,894,151
Arizona 4.3%
City of Phoenix, County of
Maricopa and the County of
Pima Industrial Development
Authorities, SFMR (Collateralized:
FHLMC, FNMA and GNMA)	5.80	12/1/39	3,190,000	3,343,407
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	6.25	7/1/28	1,000,000	1,074,970
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/28	2,000,000	2,211,760
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	2,000,000	1,599,240
California 22.8%
ABAG Financial Authority for
Nonprofit Corporations,
Insured Revenue, COP (Odd
Fellows Home of California)	6.00	8/15/24	5,000,000	5,003,700
California,
GO (Various Purpose)	5.75	4/1/31	3,950,000	4,258,653
California,
GO (Various Purpose)	5.00	11/1/32	1,500,000	1,514,835
California,
GO (Various Purpose)	6.50	4/1/33	3,000,000	3,469,830
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	6.25	8/15/35	2,500,000	2,549,125
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)
(Prerefunded)	6.50	7/1/10	1,455,000 [a]	1,531,271

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

California (continued)
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)
(Prerefunded)	6.50	7/1/10	3,545,000	[a]	3,739,620
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/32	6,000,000	[b]	1,523,340
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	2,000,000		2,221,840
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	5,000,000		4,636,550
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	2,000,000		1,738,980
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	3,500,000		2,929,360
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.80	6/1/13	3,000,000	[a]	3,655,770
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	2,250,000		2,550,960
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	1,000,000		1,077,450
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	1,500,000		1,666,575
Colorado 6.3%
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,500,000		1,778,115

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Colorado (continued)
Colorado Health Facilities
Authority, Health Facilities
Revenue (The Evangelical
Lutheran Good Samaritan
Society Project)	6.13	6/1/38	2,525,000		2,613,122
Colorado Springs,
HR	6.38	12/15/30	2,890,000		2,966,065
Colorado Springs,
HR (Prerefunded)	6.38	12/15/10	2,835,000	[a]	3,064,578
University of Colorado Regents,
University Enterprise Revenue	5.38	6/1/38	1,500,000		1,651,320
District of Columbia 1.3%
District of Columbia,
Revenue (Catholic University
America Project) (Insured; AMBAC)	5.63	10/1/29	475,000		480,130
District of Columbia,
Revenue (Catholic University
America Project) (Insured;
AMBAC) (Prerefunded)	5.63	10/1/09	1,605,000	[a]	1,621,275
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA, FNMA,
GNMA and GIC; Trinity Funding)	7.45	12/1/30	485,000		491,703
Florida 5.4%
Greater Orlando Aviation
Authority, Airport
Facilities Revenue	6.25	10/1/20	3,980,000		4,587,706
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	2,470,000		2,495,565
Orange County Health Facilities
Authority, HR (Orlando Regional
Healthcare System) (Prerefunded)	6.00	10/1/09	30,000	[a]	30,304
Orange County School Board,
COP (Master Lease Purchase
Agreement) (Insured;
Assured Guaranty)	5.50	8/1/34	2,000,000		2,161,880
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	5.80	10/1/34	1,095,000		1,104,209

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Georgia 1.7%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	3,000,000		3,250,080
Illinois 11.1%
Chicago,
GO (Insured; FGIC) (Prerefunded)	6.13	7/1/10	3,685,000	[a]	3,882,295
Chicago,
GO (Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	6.13	7/1/10	315,000	[a]	331,865
Illinois Development Finance
Authority, Revenue (Community
Rehabilitation Providers
Facilities Acquisition Program)	8.75	3/1/10	10,000		10,053
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	2,000,000		1,898,940
Illinois Health Facilities
Authority, Revenue
(Advocate Health Care
Network) (Prerefunded)	6.13	11/15/10	5,800,000	[a]	6,173,056
Illinois Health Facilities
Authority, Revenue (OSF
Healthcare System) (Prerefunded)	6.25	11/15/09	7,000,000	[a]	7,120,470
Illinois Health Facilities
Authority, Revenue (Swedish
American Hospital) (Prerefunded)	6.88	5/15/10	1,995,000	[a]	2,087,349
Indiana 1.4%
Franklin Township School Building
Corporation, First Mortgage
Bonds (Prerefunded)	6.13	7/15/10	2,500,000	[a]	2,663,575
Louisiana .6%
Louisiana Public Facilities
Authority, Revenue (CHRISTUS
Health Obligated Group)	6.13	7/1/29	1,000,000		1,082,700
Maryland 2.7%
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000		2,843,850

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Maryland (continued)
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park
Project) (Prerefunded)	5.63	6/1/13	2,000,000	[a]	2,318,680
Massachusetts 6.4%
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	3,000,000		2,753,400
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/31	1,970,000		2,025,534
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated
Group Issue) (Prerefunded)	6.00	1/1/12	530,000	[a]	595,137
Massachusetts Housing Finance
Agency, Rental Housing
Mortgage Revenue
(Insured; AMBAC)	5.50	7/1/40	2,230,000		1,833,461
Massachusetts Industrial Finance
Agency, Water Treatment Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	5,235,000		5,086,431
Michigan 5.7%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; FSA)	7.50	7/1/33	2,140,000		2,767,919
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.00	11/15/38	1,515,000		1,391,164
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	4,385,000		3,899,142

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Michigan (continued)
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	2,500,000		2,968,800
Minnesota 3.7%
Minneapolis,
Health Care System Revenue
(Fairview Health Services)	6.75	11/15/32	3,000,000		3,425,580
Minnesota Agricultural and
Economic Development Board,
Health Care Facilities Revenue
(Essentia Health Obligated Group)
(Insured; Assured Guaranty)	5.00	2/15/37	1,000,000		1,050,900
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	80,000		81,914
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care
Systems) (Prerefunded)	6.38	11/15/10	2,420,000	[a]	2,597,071
Mississippi 3.1%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	6,000,000		6,000,180
Missouri 1.4%
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony s Medical
Center) (Prerefunded)	6.25	12/1/10	2,500,000	[a]	2,685,725
Missouri Housing Development
Commission, SFMR (Homeownership
Loan Program) (Collateralized:
FNMA and GNMA)	6.30	9/1/25	100,000		101,926
Nevada 2.1%
Clark County,
IDR (Southwest Gas Corporation
Project) (Insured; AMBAC)	6.10	12/1/38	4,000,000		4,048,880

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Hampshire 1.1%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; AMBAC)	6.00	5/1/21	2,135,000	2,168,818
New Jersey 2.2%
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/31	1,610,000	1,562,231
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty)	6.13	6/1/30	2,500,000	2,688,425
New Mexico 2.0%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	6.30	12/1/16	3,000,000	3,001,860
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program (Collateralized:
FHLMC and GNMA)	6.85	9/1/31	930,000	941,058
New York 1.7%
Long Island Power Authority,
Electric System General Revenue	5.00	9/1/27	1,500,000	1,552,770
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium Project)
(Insured; Assured Guaranty)	7.00	3/1/49	1,435,000	1,772,727
North Carolina .5%
North Carolina Housing Finance
Agency, Home Ownership Revenue	6.25	1/1/29	980,000	980,921
Ohio .9%
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	2,000,000	1,696,460
Pennsylvania 6.7%
Lancaster Higher Education Authority,
College Revenue (Franklin and
Marshall College Project)	5.00	4/15/37	2,000,000	2,064,500

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Economic Development
Financing Authority, RRR
(Northampton Generating Project)	6.60	1/1/19	3,500,000	2,462,390
Sayre Health Care Facilities
Authority, Revenue
(Guthrie Health)	5.88	12/1/31	1,755,000	1,795,225
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health) (Prerefunded)	5.88	12/1/11	5,995,000 [a]	6,690,420
South Carolina 8.7%
Lancaster Educational Assistance
Program, Inc., Installment
Purchase Revenue (The School
District of Lancaster County,
South Carolina, Project)	5.00	12/1/26	5,000,000	5,024,500
Piedmont Municipal Power Agency,
Electric Revenue	5.25	1/1/21	3,500,000	3,538,220
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	3,000,000	3,380,820
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds	6.38	5/15/30	3,750,000	4,857,300
Tennessee 2.6%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/36	2,000,000	2,006,520
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue (The
Vanderbilt University)	5.50	10/1/29	2,500,000	2,922,375
Texas 13.0%
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Joint Revenue
Improvement (Insured; FSA)	5.00	11/1/35	1,500,000	1,499,880

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Gregg County Health Facilities
Development Corporation, HR
(Good Shepherd Medical Center
Project) (Insured; Radian)
(Prerefunded)	6.38	10/1/10	2,500,000 [a]	2,655,750
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System) (Prerefunded)	6.38	6/1/11	3,565,000 [a]	3,929,379
Lubbock Educational Facilities
Authority, Improvement Revenue
(Lubbock Christian University)	5.25	11/1/37	1,500,000	1,380,405
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty)	5.75	1/1/40	4,000,000	4,378,720
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	4,000,000	4,225,400
Texas,
GO (Veterans Housing
Assistance Program)
(Collateralized; FHA)	6.10	6/1/31	7,000,000	7,013,790
Utah .0%
Utah Housing Finance Agency,
SFMR (Collateralized; FHA)	6.00	1/1/31	70,000	70,372
Vermont 2.3%
Vermont Educational and Health
Buildings Financing Agency, Revenue
(Middlebury College Project)	5.00	11/1/38	2,500,000	2,526,550
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Saint Michael s
College Project)	6.00	10/1/28	1,500,000	1,597,965
Vermont Housing Finance Agency,
SFHR (Insured; FSA)	6.40	11/1/30	330,000	336,564
Virginia 1.3%
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.25	7/1/19	2,000,000	2,428,380

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Washington 6.9%
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	3,000,000		3,346,650
Washington Health Care Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.38	10/1/36	1,500,000		1,678,035
Washington Higher Educational
Facilities Authority, Revenue
(Whitman College) (Prerefunded)	5.88	10/1/09	5,000,000	[a]	5,000,750
Washington Housing Finance
Commission, Revenue
(Single-Family Program)
(Collateralized: FHLMC,
FNMA and GNMA)	5.15	6/1/37	3,160,000		3,204,430
West Virginia 1.3%
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	2,500,000		2,425,000
Wisconsin 4.1%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/12	2,500,000	[a]	2,864,225
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.60	2/15/29	4,975,000		4,983,308
Wyoming 1.8%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	1,500,000		1,447,995
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/38	2,000,000		2,091,540

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related 7.6%
Government of Guam,
LOR (Section 30)	5.75	12/1/34	1,500,000	1,574,070
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,000,000	1,025,740
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/37	1,945,000	1,949,182
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	4,000,000	4,147,200
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	5,500,000	6,062,100

Total Investments (cost $267,497,693)			147.2%	284,164,356
Cash and Receivables (Net)			4.6%	8,864,351
Preferred Stock, at redemption value			(51.8%)	(100,000,000)
Net Assets Applicable to Common Shareholders			100.0%	193,028,707

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody s	or	Standard & Poor s	Value (%)

AAA		Aaa		AAA	15.5
AA		Aa		AA	12.4
A		A		A	46.2
BBB		Baa		BBB	18.5
B		B		B	.9
Not Rated[c]		Not Rated[c]		Not Rated[c]	6.5
					100.0

Based on total investments.
c Securities which, while not rated by Fitch, Moody s and Standard & Poor s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

	Cost	Value

Assets ($):
Investments in securities See Statement of Investments	267,497,693	284,164,356
Cash		4,190,667
Interest receivable		4,990,952
Prepaid expenses		15,726
		293,361,701
Liabilities ($):
Due to The Dreyfus Corporation and affiliates Note 3(b)		177,383
Commissions payable		15,860
Dividends payable to Preferred Shareholders		5,317
Accrued expenses		134,434
		332,994
Auction Preferred Stock, Series A and B, par value $.001
per share (4,000 shares issued and outstanding at $25,000
per share liquidation preference) Note 1		100,000,000
Net Assets applicable to Common Shareholders ($)		193,028,707
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,594,744 shares issued and outstanding)		20,595
Paid-in capital		185,024,509
Accumulated undistributed investment income net		3,197,412
Accumulated net realized gain (loss) on investments		(11,880,472)
Accumulated net unrealized appreciation
(depreciation) on investments		16,666,663
Net Assets applicable to Common Shareholders ($)		193,028,707
Shares Outstanding
(110 million shares authorized)		20,594,744
Net Asset Value, per share of Common Stock ($)		9.37

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended September 30, 2009

Investment Income ($):
Interest Income	16,056,838
Expenses:
Management fee Note 3(a)	1,896,488
Commission fees Note 1	216,917
Professional fees	105,733
Shareholder servicing costs Note 3(b)	42,840
Shareholders reports	42,272
Directors fees and expenses Note 3(c)	28,834
Custodian fees Note 3(b)	22,475
Registration fees	11,667
Miscellaneous	48,040
Total Expenses	2,415,266
Investment Income Net	13,641,572
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments	(6,124,065)
Net unrealized appreciation (depreciation) on investments	23,217,709
Net Realized and Unrealized Gain (Loss) on Investments	17,093,644
Dividends on Preferred Stock	(1,276,749)
Net Increase in Net Assets Resulting from Operations	29,458,467

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2009	2008

Operations ($):
Investment income net	13,641,572	14,325,250
Net realized gain (loss) on investments	(6,124,065)	(1,075,235)
Net unrealized appreciation
(depreciation) on investments	23,217,709	(18,303,233)
Dividends on Preferred Stock	(1,276,749)	(3,549,969)
Net Increase (Decrease) in Net Assets
Resulting from Operations	29,458,467	(8,603,187)
Dividends to Common Shareholders from ($):
Investment income net	(10,132,614)	(10,132,614)
Total Increase (Decrease) in Net Assets	19,325,853	(18,735,801)
Net Assets ($):
Beginning of Period	173,702,854	192,438,655
End of Period	193,028,707	173,702,854
Undistributed investment income net	3,197,412	1,011,784

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund s financial statements, and with respect to common stock, market price data for the fund s common shares.

		Year Ended September 30,

	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	8.43	9.34	9.66	9.68	9.51
Investment Operations:
Investment income net[a]	.66	.70	.69	.65	.68
Net realized and unrealized
gain (loss) on investments	.83	(.95)	(.34)	.00[b]	.21
Dividends on Preferred Stock
from investment income net	(.06)	(.17)	(.18)	(.15)	(.10)
Total from Investment Operations	1.43	(.42)	.17	.50	.79
Distributions to Common Shareholders:
Dividends from investment income net	(.49)	(.49)	(.49)	(.52)	(.62)
Net asset value, end of period	9.37	8.43	9.34	9.66	9.68
Market value, end of period	8.62	7.03	8.67	9.17	9.35
Total Return (%)[c]	30.87	(14.04)	(.34)	3.86	(2.58)

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data (%):
Ratio of total expenses to average
net assets applicable to
Common Stock[d]	1.41	1.55	1.67	1.61	1.48
Ratio of interest and expense related
to floating rate notes issued to
average net assets applicable
to Common Stock		.19	.35	.28	.16
Ratio of net investment income
to average net assets applicable
to Common Stock[d]	7.98	7.64	7.28	6.83	7.03
Ratio of total expenses to
total average net assets[d]	.89	1.01	1.11	1.06	.99
Ratio of interest and expense related
to floating rate notes issued
to total average net assets		.12	.23	.18	.11
Ratio of net investment income
to total average net assets[d]	5.04	4.98	4.82	4.53	4.67
Portfolio Turnover Rate	23.36	50.58	10.30	10.09	12.62
Asset coverage of Preferred Stock,
end of period	293	274	292	300	299
Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	193,029	173,703	192,439	198,839	199,388
Preferred Stock outstanding,
end of period ($ x 1,000)	100,000	100,000	100,000	100,000	100,000

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Calculated based on market value.
d	Does not reflect the effect of dividends to Preferred Stockholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the fund ) is registered under the Investment Company Act of 1940, as amended (the Act ), as a non-diversified closed-end management investment company. The fund s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the Manager or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ), serves as the fund s investment adviser.The fund s Common Stock trades on the NewYork Stock Exchange (the NYSE ) Alternext under the ticker symbol DMF.

The fund has outstanding 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock ( APS ), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry as directors to be elected by the holders of APS.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) has become the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP )

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the Service ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierar-

chy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1 unadjusted quoted prices in active markets for
identical investments.

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 significant unobservable inputs (including the fund s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund s investments:

		Level 2 Other	Level 3
	Level 1	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Municipal Bonds		284,164,356		284,164,356
Other Financial
Instruments
Liabilities ($)
Other Financial
Instruments

Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders of Common Stock ( Common Shareholder(s) ): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On September 29, 2009, the Board of Directors declared a cash dividend of $.041 per share from investment income-net, payable on October 30, 2009 to Common Shareholders of record as of the close of business on October 16, 2009.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2009 for each Series of APS were as follows: Series A .534% and Series B .563%. These rates reflect the maximum rates under the governing instruments as a result of failed auctions in which sufficient clearing bids are not received.The average dividend rates for the period ended September 30, 2009 for each Series of APS were as follows: Series A 1.271% and Series B 1.282%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $3,208,875, accumulated capital losses $6,390,225 and unrealized appreciation $16,830,256. In addition, the fund had $5,653,840 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any,

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

realized subsequent to September 30, 2009. If not applied, $1,413,550 of the carryover expires in fiscal 2010, $360,799 expires in fiscal 2011, $3,070,416 expires in fiscal 2012, $298,941 expires in fiscal 2016 and $1,246,519 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008 were as follows: tax exempt income $11,409,363 and $13,682,583, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $46,581, increased net realized gain (loss) on investments by $650,639 and decreased paid-in capital by $604,058. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2 Bank Line of Credit:

The fund participated with other Dreyfus managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the BNYM Facility ) primarily to be utilized for temporary or emergency purposes.The terms of the BNYM Facility limited the amount of individual fund borrowings. Interest was charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period October 1, 2008 through October 14, 2008, the fund did not borrow under the BNYM Facility. Effective October 15, 2008, the $300 million unsecured line of credit was terminated.

NOTE 3 Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ( Agreement ) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund s average weekly net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended September 30, 2009, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates BNY Mellon Shareowner Services, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $15,996 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $22,475 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $165,936, custodian fees $5,706, transfer agency per account fees $2,400 and chief compliance officer fees $3,341.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2009, amounted to $86,934,789 and $58,852,128, respectively.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended September 30, 2009, these disclosures did not impact the notes to the financial statements.

At September 30, 2009, the cost of investments for federal income tax purposes was $267,334,100; accordingly, accumulated net unrealized appreciation on investments was $16,830,256, consisting of $20,501,433 gross unrealized appreciation and $3,671,177 gross unrealized depreciation.

NOTE 5 Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

On November 2, 2009, the Board of Directors declared a cash dividend of $0.0475 per share from investment income-net, payable to shareholders of record as of the close of business on December 3, 2009.This represents an increase of $0.0065 per share from the previous dividend. See Note 1(c).

Additionally, on November 2, 2009, the Board of Directors authorized the fund to redeem up to 25% of the fund s APS, subject to market, regulatory and other conditions and factors, over a period of up to twelve months.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York November 24, 2009

The Fund 33

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund s Dividend Reinvestment Plan (the Plan ), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by BNY Mellon Shareowner Services, as Plan agent (the Agent ), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market.A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in street name ) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon, c/o Mellon Investor Services, Shareholder Investment Plan, P.O. Box 358035, Pittsburgh, PA 15252-8035, should include the shareholder s name and address as they appear on the Agent s records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Agent on at least 90 days written notice to Plan participants.

Level Distribution Policy

The fund s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per

The Fund 35

ADDITIONAL INFORMATION (Unaudited) (continued)

share net asset value of the fund s common stock. In order to benefit Common shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended September 30, 2009, there were: (i) no material changes in the fund s investment objective or fundamental investment policies, (ii) no changes in the fund s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund s portfolio.

Certifications

The fund s reports to the SEC on Form N-CSR and Form N-Q contain certifications by the fund s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund s disclosures in such reports and certifications regarding the fund s disclosure controls and procedures and internal control over financial reporting.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended September 30, 2009 as exempt-interest dividends (not generally subject to regular federal income tax).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed in early 2010.

The Fund 37

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock ( APS ) voted together as a single class on the following proposal presented at the annual share-holders meeting held on June 4, 2009.

		Shares

	For		Authority Withheld

To elect two Class I Directors:
David W. Burke	17,696,407		613,083
Clifford L. Alexander, Jr.	17,711,825		597,665

The terms of these Class I Directors expire in 2012.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund s Board of Directors held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through August 31, 2010) of the fund s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are interested persons (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus representatives noted the fund s closed-end structure, the relationships Dreyfus has with various intermediaries complex-wide and Dreyfus corresponding need for broad, deep, and diverse resources to be able to provide ongoing services to intermediaries and shareholders.

The Board members also considered Dreyfus research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Fund s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund s performance and comparisons to a group of leveraged closed-end general municipal debt funds (the Performance Group ) and to a larger universe of funds, consisting of all leveraged closed-end general municipal debt funds (the Performance Universe ) selected and provided by

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited) (continued)

Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2009.The Board members noted that the fund s total return performance based on net asset value was above the Performance Group and Performance Universe medians for all periods, and that total return performance based on market price was above the Performance Group medians for all periods and above the Performance Universe medians for all periods except for one period. The Board members noted that the fund s yield performance variously was above, at and below the Performance Group and Performance Universe medians, measured on both a net asset value basis and a market price basis for the periods. Dreyfus also provided a comparison of the fund s total returns to the returns of its Lipper category average for each of the calendar years for the prior ten years.

The Board members also discussed the fund s management fee and expense ratio compared to a comparable group of funds (the Expense Group ) and a broader group of funds (the Expense Universe ), each selected and provided by Lipper. The Board members noted that the fund s contractual management fee was higher than the Expense Group median and the actual management fees, based on common shares alone and common and preferred shares together, were higher than the Expense Group and Expense Universe medians. The fund s expense ratios, based on common shares alone and common and preferred shares together, were lower than the Expense Group medians but higher than the Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by closed-end funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies and included within the fund s Lipper category (the Similar Funds ), and stated that there were no other funds or accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund s investments.

It was noted that the Board members should consider Dreyfus profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund s assets. It also was noted that

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited) (continued)

the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was satisfied with the fund s overall relative performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

OFFICERS OF THE FUND (Unaudited)

The Fund 45

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund 47

NOTES

OFFICERS AND DIRECTORS Dreyfus Municipal Income, Inc.

200 Park Avenue New York, NY 10166

The Net AssetValue appears in the following publications: Barron s, Closed-End Bond Funds section under the heading
Municipal Bond Funds every Monday;Wall Street Journal, Mutual Funds section under the heading Closed-End Funds every Monday; NewYorkTimes, Business section under the heading Closed-End Bond Funds National Municipal Bond
Funds every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 49

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,088 in 2008 and $37,830 in 2009. These services

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2008 and $24,352 in 2009. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended; (ii) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,244 in 2008 and $3,782 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $109 in 2008 and $77 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,881,322 in 2008 and $25,619,110 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

     The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following persons constitute the Audit Committee and full Board of Trustees of the Registrant:

Joseph S. DiMartino
Clifford L. Alexander
David W. Burke
Whitney Gerard
Nathan Leventhal
George L. Perry
Benaree Pratt Wiley

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6. Investments.

(a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of November 18, 2009:

     James Welch has been the primary portfolio manager of the Registrant since March 2009 and has been employed by The Dreyfus Corporation (“Dreyfus”) since October 2001.

     (a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

     Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier and James Welch. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: portfolio performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus' pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

     Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager's performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus' Chief Investment Officer's evaluation of the portfolio manager's performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus' Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

     Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

James Welch	6	$2.25 billion	0	$0	0	$0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:

Dollar Range of Fund
Portfolio Manager	Fund Name	Shares Beneficially Owned

James Welch	Dreyfus Municipal Income, Inc.	None

     Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

     Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

     Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.;

By:	/s/ J. David Officer

J. David Officer,
President

Date:	November 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	November 19, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	November 19, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)